GIBRALTAR ANNOUNCES SECOND QUARTER 2024 FINANCIAL RESULTS

Net Sales: GAAP -3.3%, Adjusted -2.0%; EPS: GAAP +5.0%, Adjusted +2.6%
Strong Operating Cash Flow Generation, $36 Million
2024 Outlook: Moderating Revenue Growth, EPS Unchanged

Buffalo, New York, July 31, 2024 – Gibraltar Industries, Inc. (Nasdaq: ROCK), a leading manufacturer and provider of products and services for the residential, renewable energy, agtech and infrastructure markets, today reported its financial results for the three- and six-month period ended June 30, 2024.

“We delivered solid execution and strong operating cash flow performance across Gibraltar, generating $36 million, while overcoming two market headwinds that impacted growth in our Residential and Renewables businesses in the quarter. The residential market experienced unexpected channel destocking which started in late May / early June. We offset some of this impact through participation gains, which will support our residential growth plan in the second half. Although net sales for Renewables were up versus prior year, it was less than expected as some customers continued to have project delays related to ongoing trade and regulatory issues. Agtech bookings surpassed $90 million in the quarter, a record for the business, and support strong revenue growth in the second half. We continue to work toward achieving growth in all four segments in 2024 while expanding margin and driving cash flow, and we feel positive about our full year outlook,” stated Chairman and CEO Bill Bosway.
Second Quarter 2024 Consolidated Results

($Millions, except EPS) Three Months Ended June 30,
	2024	2023	Change		2024	2023	Change
Net Sales	$353.0	$364.9	(3.3)%	Adjusted Net Sales	$353.0	$360.1	(2.0)%
Net Income	$32.2	$30.7	4.9%	Adjusted Net Income	$36.4	$35.4	2.8%
Diluted EPS	$1.05	$1.00	5.0%	Adjusted Diluted EPS	$1.18	$1.15	2.6%

GAAP net sales were down 3.3% while adjusted net sales were down 2.0% driven by a slowing market in Residential. Agtech bookings are up significantly and support strong revenue growth in the second half, and Infrastructure performance is expected to remain positive going forward.
GAAP net income increased 4.9% to $32.2 million, or $1.05 per share, and adjusted net income increased 2.8% to $36.4 million, or $1.18 per share.

Adjusted measures exclude charges for restructuring initiatives, acquisition-related items, senior leadership transition costs, and portfolio management actions, as further described in the appended reconciliation of adjusted financial measures.

Second Quarter Segment Results

Residential

($Millions) Three Months Ended June 30,
	2024	2023	Change		2024	2023	Change
Net Sales	$214.3	$228.2	(6.1)%	Adjusted Net Sales	$214.3	$228.2	(6.1)%
Operating Income	$43.3	$44.0	(1.6)%	Adjusted Operating Income	$43.5	$44.0	(1.1)%
Operating Margin	20.2%	19.3%	90 bps	Adjusted Operating Margin	20.3%	19.3%	100 bps

Net sales decreased 6.1% driven by a slowing market and unexpected channel destocking in the second half of the quarter, partially offset by participation gains with new and existing customers, growth in ventilation product lines, and expansion initiatives in the Rocky Mountain region.
Operating margins expanded through solid execution, 80/20 initiatives, and effective price/cost management.

Renewables

($Millions) Three Months Ended June 30,
	2024	2023	Change		2024	2023	Change
Net Sales	$79.4	$77.5	2.5%	Adjusted Net Sales	$79.4	$73.4	8.2%
Operating Income	$1.6	$5.9	(72.9)%	Adjusted Operating Income	$6.2	$7.7	(19.5)%
Operating Margin	2.1%	7.6%	(550) bps	Adjusted Operating Margin	7.8%	10.5%	(270) bps

GAAP net sales increased 2.5% and adjusted net sales increased 8.2%, which excludes the Japan renewables business divested in 2023. Net sales were driven by strong demand from new and existing customers for the new 1P tracker product. Despite a growing pipeline of new projects across all product lines, order backlog decreased 10% during the quarter as some customers paused signing new contracts as they work through trade and/or regulatory items specific to their projects.
Both GAAP and adjusted operating margins were impacted by product mix as the 1P tracker product moves through its launch process learning curve to permanently tooled production for suppliers and an efficient field installation process. GAAP margins were further impacted by restructuring activities and prior year portfolio management actions.

Agtech

($Millions) Three Months Ended June 30,
	2024	2023	Change		2024	2023	Change
Net Sales	$34.5	$35.0	(1.4)%	Adjusted Net Sales	$34.5	$34.3	0.6%
Operating Income	$2.3	$(1.1)	309.1%	Adjusted Operating Income	$2.3	$3.3	(30.3)%
Operating Margin	6.6%	(3.2)%	980 bps	Adjusted Operating Margin	6.6%	9.5%	(290) bps

GAAP net sales decreased 1.4% and adjusted net sales increased 0.6%, which excludes the Processing business liquidated in 2023. Revenue was impacted by new projects starting later in the quarter, with June revenue up significantly over May. New bookings reached $90 million in the quarter increasing nearly 400% over Q1 resulting in backlog up 32% over prior year.
Both GAAP and adjusted operating margins were impacted by project timing and mix, while GAAP was more than offset by the liquidation of the processing business in 2023.

Infrastructure

($Millions) Three Months Ended June 30,
	2024	2023	Change		2024	2023	Change
Net Sales	$24.8	$24.2	2.5%	Adjusted Net Sales	$24.8	$24.2	2.5%
Operating Income	$6.2	$5.8	6.9%	Adjusted Operating Income	$6.2	$5.8	6.9%
Operating Margin	25.1%	24.1%	100 bps	Adjusted Operating Margin	25.1%	24.1%	100 bps

Net sales increased 2.5%, driven by continued strong execution and market participation gains. Backlog decreased 12% as expected due to a large project booked in 2023 reaching its final stages; bookings increased 3% on a sequential basis reflecting consistent customer activity. Demand and quoting remain strong, and management expects order flow to increase in the second half of the year.
Operating margins increased 100 basis points driven by price / cost alignment, ongoing strong execution, 80/20 productivity, and improving product mix.

Business Outlook
Mr. Bosway continued, “We are making a slight adjustment to our net sales outlook for the year to reflect recent slower market conditions in both Residential and Renewables end markets offset by strength in both Agtech and Infrastructure. We remain focused on driving participation gains as we work toward achieving growth in all four segments, with operational improvements to support solid second half and full year margin expansion and cash flow growth.”
Consolidated net sales are now expected to range between $1.38 billion and $1.42 billion, compared to $1.38 billion in 2023, or $1.36 billion on an adjusted basis. The outlook for both GAAP and adjusted EPS is unchanged, with GAAP EPS continuing to range between $4.04 and $4.29, compared to $3.59 in 2023, and adjusted EPS continuing to range between $4.57 and $4.82, compared to $4.09 in 2023.
Second Quarter 2024 Conference Call Details
Gibraltar will host a conference call today starting at 9:00 a.m. ET to review its results for the second quarter of 2024. Interested parties may access the webcast through the Investors section of the Company’s website at www.gibraltar1.com, where related presentation materials will also be posted prior to the conference call. The call also may be accessed by dialing (877) 407-3088 or (201) 389-0927. For interested individuals unable to join the live conference call, a webcast replay will be available on the Company’s website for one year.
About Gibraltar
Gibraltar is a leading manufacturer and provider of products and services for the residential, renewable energy, agtech, and infrastructure markets. Gibraltar’s mission, to make life better for people and the planet, is fueled by advancing the disciplines of engineering, science, and technology. Gibraltar is innovating to reshape critical markets in comfortable living, sustainable power, and productive growing throughout North America. For more please visit www.gibraltar1.com.

Forward-Looking Statements

Certain information set forth in this news release, other than historical statements, contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that are based, in whole or in part, on current expectations, estimates, forecasts, and projections about the Company’s business, and management’s beliefs about future operations, results, and financial position. These statements are not guarantees of future performance and are subject to a number of risk factors, uncertainties, and assumptions. Actual events, performance, or results could differ materially from the anticipated events, performance, or results expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially from current expectations include, among other things, the availability and pricing of our principal raw materials and component parts, supply chain challenges causing project delays and field operations inefficiencies and disruptions, the loss of any key customers, adverse effects of inflation, our ability to continue to improve operating margins, our ability to generate order flow and sales and increase backlog; our ability to translate our backlog into net sales, other general economic conditions and conditions in the particular markets in which we operate, changes in spending due to laws and government incentives, such as the Infrastructure Investment and Jobs Act, changes in customer demand and capital spending, competitive factors and pricing pressures, our ability to develop and launch new products in a cost-effective manner, our ability to realize synergies from newly acquired businesses, disruptions to IT systems, the impact of trade and regulation (including the latest Department of Commerce’s solar panel anti-circumvention investigation, the bifacial exemption revocation, the Auxin Solar challenge to the Presidential waiver of tariffs, deadline to install certain modules under the waiver, and the Uyghur Forced Labor Prevention Act (UFLPA)), rebates, credits and incentives and variations in government spending and our ability to derive expected benefits from restructuring, productivity initiatives, liquidity enhancing actions, and other cost reduction actions.  Before making any investment decisions regarding our company, we strongly advise you to read the section entitled “Risk Factors” in our most recent annual report on Form 10-K which can be accessed under the “SEC Filings” link of the “Investor Info” page of our website at www.Gibraltar1.com. The Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by applicable law or regulation.

Adjusted Financial Measures

To supplement Gibraltar’s consolidated financial statements presented on a GAAP basis, Gibraltar also presented certain adjusted financial measures in this news release and its quarterly conference call, including adjusted net sales, adjusted operating income and margin, adjusted net income, adjusted earnings per share (EPS), free cash flow and adjusted earnings before interest, taxes, depreciation and amortization (Adjusted EBITDA), each a non-GAAP financial measure. Adjusted net sales reflects the removal of net sales associated with our Processing business, which has been liquidated and our Japan renewables business which was sold on December 1, 2023. Adjusted net income, operating income and margin exclude special charges consisting of restructuring costs (primarily comprised of exit activities costs and impairment of both tangible and intangible assets associated with 80/20 simplification, lean initiatives and / or discontinued products), senior leadership transition costs (associated with new and / or terminated senior executive roles), acquisition related costs (legal and consulting fees for recent business acquisitions), and portfolio management (which represents the operating results generated by our processing business which was liquidated in 2023 and our Japan renewables business which was sold in 2023). These special charges are excluded since they may not be considered directly related to the Company’s ongoing business operations. The aforementioned exclusions along with other adjustments to other income below operating profit are excluded from adjusted EPS. Adjusted EBITDA further excludes interest, taxes, depreciation, amortization and stock compensation expense. In evaluating its business, the Company considers and uses these non-GAAP financial measures as supplemental measures of its operating performance. Free cash flow is operating cash flow less capital expenditures and the related margin is free cash flow divided by net sales. The Company believes that the presentation of adjusted measures and free cash flow provides meaningful supplemental data to investors that are indicative of the Company’s core operating results and facilitates comparison of operating results across reporting periods as well as comparison with other companies. Adjusted EBITDA and free cash flow are also useful measures of the Company’s ability to service debt and adjusted EBITDA is one of the measures used for determining the Company’s debt covenant compliance.
Adjustments to the most directly comparable financial measures presented on a GAAP basis are quantified in the reconciliation of adjusted financial measures provided in the supplemental financial schedules that accompany this news release. These adjusted measures should not be viewed as a substitute for the Company’s GAAP results and may be different than adjusted measures used by other companies and the Company’s presentation of non-GAAP financial measures should not be construed as an inference that the Company’s future results will be unaffected by unusual or non-recurring items.

Reconciliations of non-GAAP measures related to full-year 2024 guidance have not been provided due to the unreasonable efforts it would take to provide such reconciliations due to the high variability, complexity and uncertainty with respect to forecasting and quantifying certain amounts that are necessary for such reconciliations.

Contact:
LHA Investor Relations
Jody Burfening/Carolyn Capaccio
(212) 838-3777
rock@lhai.com

GIBRALTAR INDUSTRIES, INC.
CONSOLIDATED STATEMENTS OF INCOME
(in thousands, except per share data)
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
Net sales	$353,005	$364,914	$645,511	$658,181
Cost of sales	257,132	268,175	465,250	484,513
Gross profit	95,873	96,739	180,261	173,668
Selling, general, and administrative expense	53,404	53,662	106,056	101,221
Income from operations	42,469	43,077	74,205	72,447
Interest (income) expense	(1,495)	1,308	(2,245)	2,799
Other expense (income)	347	(509)	(674)	(906)
Income before taxes	43,617	42,278	77,124	70,554
Provision for income taxes	11,419	11,555	19,980	18,732
Net income	$32,198	$30,723	$57,144	$51,822

Net earnings per share:
Basic	$1.05	$1.01	$1.87	$1.69
Diluted	$1.05	$1.00	$1.86	$1.68
Weighted average shares outstanding:
Basic	30,588	30,554	30,580	30,725
Diluted	30,791	30,684	30,801	30,846

GIBRALTAR INDUSTRIES, INC.
CONSOLIDATED BALANCE SHEETS
(in thousands, except per share data)

	June 30, 2024	December 31, 2023
	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$179,102	$99,426
Accounts receivable, net of allowance of $5,563 and $5,572, respectively	259,358	224,550
Inventories, net	134,493	120,503
Prepaid expenses and other current assets	18,912	17,772
Total current assets	591,865	462,251
Property, plant, and equipment, net	108,314	107,603
Operating lease assets	41,134	44,918
Goodwill	511,590	513,383
Acquired intangibles	121,567	125,980
Other assets	2,471	2,316
	$1,376,941	$1,256,451
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$140,888	$92,124
Accrued expenses	85,099	88,719
Billings in excess of cost	59,498	44,735
Total current liabilities	285,485	225,578
Deferred income taxes	57,110	57,103
Non-current operating lease liabilities	32,601	35,989
Other non-current liabilities	26,074	22,783
Stockholders’ equity:
Preferred stock, $0.01 par value; authorized 10,000 shares; none outstanding	—	—
Common stock, $0.01 par value; authorized 100,000 shares; 34,274 and 34,219 shares issued and outstanding in 2024 and 2023	343	342
Additional paid-in capital	338,978	332,621
Retained earnings	795,655	738,511
Accumulated other comprehensive loss	(3,496)	(2,114)
Cost of 3,797 and 3,778 common shares held in treasury in 2024 and 2023	(155,809)	(154,362)
Total stockholders’ equity	975,671	914,998
	$1,376,941	$1,256,451

GIBRALTAR INDUSTRIES, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
(unaudited)

	Six Months Ended June 30,
	2024	2023
Cash Flows from Operating Activities
Net income	$57,144	$51,822
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	13,416	13,665
Stock compensation expense	6,358	5,056
Exit activity costs (recoveries), non-cash	163	(23)
Provision for deferred income taxes	—	179
Other, net	2,347	2,680
Changes in operating assets and liabilities net of effects from acquisitions:
Accounts receivable	(33,828)	(54,979)
Inventories	(13,794)	12,130
Other current assets and other assets	(3,791)	4,069
Accounts payable	48,518	48,327
Accrued expenses and other non-current liabilities	13,120	31,168
Net cash provided by operating activities	89,653	114,094
Cash Flows from Investing Activities
Acquisitions, net of cash acquired	—	554
Purchases of property, plant, and equipment, net	(8,707)	(5,284)
Net proceeds from sale of business	350	—
Net cash used in investing activities	(8,357)	(4,730)
Cash Flows from Financing Activities
Proceeds from long-term debt	—	40,800
Long-term debt payments	—	(120,000)
Purchase of common stock at market prices	(1,447)	(28,770)
Net cash used in financing activities	(1,447)	(107,970)
Effect of exchange rate changes on cash	(173)	(381)
Net increase in cash and cash equivalents	79,676	1,013
Cash and cash equivalents at beginning of year	99,426	17,608
Cash and cash equivalents at end of period	$179,102	$18,621

GIBRALTAR INDUSTRIES, INC.
Reconciliation of Adjusted Financial Measures
(in thousands, except per share data)
(unaudited)

Three Months Ended June 30, 2024
	As Reported In GAAP Statements	Restructuring Charges	Acquisition & Senior Leadership Transition Costs	Portfolio Management	Adjusted Financial Measures
Net Sales
Residential	$214,316	$—	$—	$—	$214,316
Renewables	79,381	—	—	—	79,381
Agtech	34,508	—	—	—	34,508
Infrastructure	24,800	—	—	—	24,800
Consolidated sales	353,005	—	—	—	353,005

Income from operations
Residential	43,313	145	—	—	43,458
Renewables	1,647	4,449	113	—	6,209
Agtech	2,282	11	—	—	2,293
Infrastructure	6,215	—	—	—	6,215
Segments Income	53,457	4,605	113	—	58,175
Unallocated corporate expense	(10,988)	4	96	—	(10,888)
Consolidated income from operations	42,469	4,609	209	—	47,287

Interest income	(1,495)	—	—	—	(1,495)
Other expense	347	—	—	(324)	23
Income before income taxes	43,617	4,609	209	324	48,759
Provision for income taxes	11,419	1,170	(274)	72	12,387
Net income	$32,198	$3,439	$483	$252	$36,372
Net income per share - diluted	$1.05	$0.11	$0.01	$0.01	$1.18

Operating margin
Residential	20.2%	0.1%	—%	—%	20.3%
Renewables	2.1%	5.6%	0.1%	—%	7.8%
Agtech	6.6%	—%	—%	—%	6.6%
Infrastructure	25.1%	—%	—%	—%	25.1%
Segments Margin	15.1%	1.3%	—%	—%	16.5%
Consolidated	12.0%	1.3%	—%	—%	13.4%

GIBRALTAR INDUSTRIES, INC.
Reconciliation of Adjusted Financial Measures
(in thousands, except per share data)
(unaudited)

Three Months Ended June 30, 2023
	As Reported In GAAP Statements	Restructuring & Senior Leadership Transition	Portfolio Management & Acquisition Costs	Adjusted Financial Measures	Portfolio Management *	Adjusted Financial Measures *
Net Sales
Residential	$228,234	$—	$—	$228,234	$—	$228,234
Renewables	77,459	—	—	77,459	(4,081)	73,378
Agtech	35,028	—	(765)	34,263	—	34,263
Infrastructure	24,193	—	—	24,193	—	24,193
Consolidated sales	364,914	—	(765)	364,149	(4,081)	360,068

Income from operations
Residential	43,959	—	—	43,959	—	43,959
Renewables	5,908	2,997	148	9,053	(1,358)	7,695
Agtech	(1,117)	156	4,233	3,272	—	3,272
Infrastructure	5,828	—	—	5,828	—	5,828
Segments Income	54,578	3,153	4,381	62,112	(1,358)	60,754
Unallocated corporate expense	(11,501)	—	66	(11,435)	—	(11,435)
Consolidated income from operations	43,077	3,153	4,447	50,677	(1,358)	49,319

Interest expense	1,308	—	—	1,308	—	1,308
Other income	(509)	—	559	50	(57)	(7)
Income before income taxes	42,278	3,153	3,888	49,319	(1,301)	48,018
Provision for income taxes	11,555	857	622	13,034	(420)	12,614
Net income	$30,723	$2,296	$3,266	$36,285	$(881)	$35,404
Net income per share - diluted	$1.00	$0.08	$0.10	$1.18	$(0.03)	$1.15

Operating margin
Residential	19.3%	—%	—%	19.3%	—%	19.3%
Renewables	7.6%	3.9%	0.2%	11.7%	(1.2)%	10.5%
Agtech	(3.2)%	0.4%	12.1%	9.5%	—%	9.5%
Infrastructure	24.1%	—%	—%	24.1%	—%	24.1%
Segments Margin	15.0%	0.9%	1.2%	17.1%	(0.2)%	16.9%
Consolidated	11.8%	0.9%	1.3%	13.9%	(0.2)%	13.7%

* Recast to exclude sale of Japan-based solar racking business within the Renewables segment.

GIBRALTAR INDUSTRIES, INC.
Reconciliation of Adjusted Financial Measures
(in thousands, except per share data)
(unaudited)

Six Months Ended June 30, 2024
	As Reported In GAAP Statements	Restructuring Charges	Acquisition & Senior Leadership Transition Costs	Portfolio Management	Adjusted Financial Measures
Net Sales
Residential	$399,427	$—	$—	$—	$399,427
Renewables	130,877	—	—	—	130,877
Agtech	68,535	—	—	—	68,535
Infrastructure	46,672	—	—	—	46,672
Consolidated sales	645,511	—	—	—	645,511

Income from operations
Residential	77,659	73	—	—	77,732
Renewables	3,291	4,718	233	—	8,242
Agtech	4,890	149	—	—	5,039
Infrastructure	11,111	—	—	—	11,111
Segments Income	96,951	4,940	233	—	102,124
Unallocated corporate expense	(22,746)	4	219	8	(22,515)
Consolidated income from operations	74,205	4,944	452	8	79,609

Interest income	(2,245)	—	—	—	(2,245)
Other (income) expense	(674)	—	—	829	155
Income before income taxes	77,124	4,944	452	(821)	81,699
Provision for income taxes	19,980	1,228	(460)	51	20,799
Net income	$57,144	$3,716	$912	$(872)	$60,900
Net income per share - diluted	$1.86	$0.12	$0.03	$(0.03)	$1.98

Operating margin
Residential	19.4%	—%	—%	—%	19.5%
Renewables	2.5%	3.6%	0.2%	—%	6.3%
Agtech	7.1%	0.2%	—%	—%	7.4%
Infrastructure	23.8%	—%	—%	—%	23.8%
Segments Margin	15.0%	0.8%	—%	—%	15.8%
Consolidated	11.5%	0.8%	—%	—%	12.3%

GIBRALTAR INDUSTRIES, INC.
Reconciliation of Adjusted Financial Measures
(in thousands, except per share data)
(unaudited)

Six Months Ended June 30, 2023
	As Reported In GAAP Statements	Restructuring & Senior Leadership Transition	Portfolio Management & Acquisition Costs	Adjusted Financial Measures	Portfolio Management *	Adjusted Financial Measures *
Net Sales
Residential	$407,729	$—	$—	$407,729	$—	$407,729
Renewables	136,664	—	—	136,664	(6,031)	130,633
Agtech	70,880	—	(3,279)	67,601	—	67,601
Infrastructure	42,908	—	—	42,908	—	42,908
Consolidated sales	658,181	—	(3,279)	654,902	(6,031)	648,871

Income from operations
Residential	73,468	114	—	73,582	—	73,582
Renewables	8,177	2,934	180	11,291	(908)	10,383
Agtech	1,213	717	4,894	6,824	—	6,824
Infrastructure	8,542	—	—	8,542	—	8,542
Segments Income	91,400	3,765	5,074	100,239	(908)	99,331
Unallocated corporate expense	(18,953)	(19)	87	(18,885)	—	(18,885)
Consolidated income from operations	72,447	3,746	5,161	81,354	(908)	80,446

Interest expense	2,799	—	—	2,799	—	2,799
Other (income) expense	(906)	—	1,027	121	(99)	22
Income before income taxes	70,554	3,746	4,134	78,434	(809)	77,625
Provision for income taxes	18,732	997	663	20,392	(160)	20,232
Net income	$51,822	$2,749	$3,471	$58,042	$(649)	$57,393
Net income per share - diluted	$1.68	$0.09	$0.11	$1.88	$(0.02)	$1.86

Operating margin
Residential	18.0%	—%	—%	18.0%	—%	18.0%
Renewables	6.0%	2.1%	0.1%	8.3%	(0.4)%	7.9%
Agtech	1.7%	1.0%	7.0%	10.1%	—%	10.1%
Infrastructure	19.9%	—%	—%	19.9%	—%	19.9%
Segments Margin	13.9%	0.6%	0.7%	15.3%	—%	15.3%
Consolidated	11.0%	0.6%	0.7%	12.4%	—%	12.4%

* Recast to exclude sale of Japan-based solar racking business within the Renewables segment.

GIBRALTAR INDUSTRIES, INC.
Reconciliation of Adjusted Financial Measures
(in thousands, except per share data)
(unaudited)

Twelve Month Ended December 31, 2023
	As Reported In GAAP Statements	Restructuring Charges	Portfolio Management & Acquisition Costs	Adjusted Financial Measures	Portfolio Management*	Adjusted Financial Measures *
Net Sales
Residential	$814,803	$—	$—	$814,803	$—	$814,803
Renewables	330,738	—	—	330,738	(11,724)	319,014
Agtech	144,967	—	(4,059)	140,908	—	140,908
Infrastructure	87,228	—	—	87,228	—	87,228
Consolidated sales	1,377,736	—	(4,059)	1,373,677	(11,724)	1,361,953

Income from operations
Residential	143,068	4,811	12	147,891	—	147,891
Renewables	30,160	9,394	968	40,522	(1,252)	39,270
Agtech	(928)	3,918	4,156	7,146	—	7,146
Infrastructure	18,529	—	—	18,529	—	18,529
Segments Income	190,829	18,123	5,136	214,088	(1,252)	212,836
Unallocated corporate expense	(40,100)	(51)	389	(39,762)	—	(39,762)
Consolidated income from operations	150,729	18,072	5,525	174,326	(1,252)	173,074

Interest expense	3,002	—	—	3,002	—	3,002
Other (income) expense	(1,265)	—	1,625	360	(183)	177
Income before income taxes	148,992	18,072	3,900	170,964	(1,069)	169,895
Provision for income taxes	38,459	4,583	1,382	44,424	(322)	44,102
Net income	$110,533	$13,489	$2,518	$126,540	$(747)	$125,793
Net income per share - diluted	$3.59	$0.43	$0.09	$4.11	$(0.02)	$4.09

Operating margin
Residential	17.6%	0.6%	—%	18.2%	—%	18.2%
Renewables	9.1%	2.8%	0.3%	12.3%	—%	12.3%
Agtech	(0.6)%	2.7%	2.8%	5.1%	—%	5.1%
Infrastructure	21.2%	—%	—%	21.2%	—%	21.2%
Segments Margin	13.9%	1.3%	0.4%	15.6%	—%	15.6%
Consolidated	10.9%	1.3%	0.4%	12.7%	—%	12.7%

* Recast to exclude sale of Japan-based solar racking business within the Renewables segment.

GIBRALTAR INDUSTRIES, INC.
Reconciliation of Adjusted Financial Measures
(in thousands)
(unaudited)

Three Months Ended June 30, 2024
	Consolidated	Residential	Renewables	Agtech	Infrastructure

Adjusted Net Sales	$353,005	$214,316	$79,381	$34,508	$24,800

Net Income	32,198
Provision for Income Taxes	11,419
Interest Income	(1,495)
Other Expense	347
Operating Profit	42,469	43,313	1,647	2,282	6,215
Adjusted Measures*	4,818	145	4,562	11	—
Adjusted Operating Profit	47,287	43,458	6,209	2,293	6,215
Adjusted Operating Margin	13.4%	20.3%	7.8%	6.6%	25.1%
Adjusted Other Expense	23	—	—	—	—
Depreciation & Amortization	6,753	2,507	2,050	808	747
Stock Compensation Expense	3,719	464	234	94	64
Adjusted EBITDA	$57,736	$46,429	$8,493	$3,195	$7,026

Adjusted EBITDA Margin	16.4%	21.7%	10.7%	9.3%	28.3%

Cash Flow - Operating Activities	36,472
Purchase of PPE, Net	(4,341)
Free Cash Flow	32,131
Free Cash Flow - % of Adjusted Net Sales	9.1%

*Adjusted Measures details are presented on the corresponding Reconciliation of Adjusted Financial Measures

GIBRALTAR INDUSTRIES, INC.
Reconciliation of Adjusted Financial Measures
(in thousands)
(unaudited)

Three Months Ended June 30, 2023
	Consolidated	Residential	Renewables	Agtech	Infrastructure

Adjusted Net Sales*	$360,068	$228,234	$73,378	$34,263	$24,193

Net Income	30,723
Provision for Income Taxes	11,555
Interest Expense	1,308
Other Income	(509)
Operating Profit	43,077	43,959	5,908	(1,117)	5,828
Adjusted Measures*	6,242	—	1,787	4,389	—
Adjusted Operating Profit	49,319	43,959	7,695	3,272	5,828
Adjusted Operating Margin	13.7%	19.3%	10.5%	9.5%	24.1%
Adjusted Other Income**	(57)	—	—	—	—
Depreciation & Amortization**	6,831	2,463	2,211	953	786
Less: Japan Depreciation & Amortization	(188)	—	(188)	—	—
Adjusted Depreciation & Amortization	6,643	2,463	2,023	953	786
Stock Compensation Expense	3,462	309	233	181	56
Adjusted EBITDA Recast**	$59,481	$46,731	$9,951	$4,406	$6,670

Adjusted EBITDA Margin Recast**	16.5%	20.5%	13.6%	12.9%	27.6%

Adjusted EBITDA Previously Reported	$60,970	$46,731	$11,497	$4,406	$6,670
Adjusted EBITDA Margin Previously Reported	16.7%	20.5%	14.8%	12.9%	27.6%

Cash Flow - Operating Activities	76,049
Purchase of PPE, Net	(3,094)
Free Cash Flow	72,955
Free Cash Flow - % of Adjusted Net Sales	20.0%

*Details of recast amounts for the sale of the Japan based solar racking business within the Renewables segment are presented on corresponding Reconciliation of Adjusted Financial Measures
**Recast to exclude sale of Japan based solar racking business within the Renewables segment

GIBRALTAR INDUSTRIES, INC.
Reconciliation of Adjusted Financial Measures
(in thousands)
(unaudited)

Six Months Ended June 30, 2024
	Consolidated	Residential	Renewables	Agtech	Infrastructure

Adjusted Net Sales	$645,511	$399,427	$130,877	$68,535	$46,672

Net Income	57,144
Provision for Income Taxes	19,980
Interest Income	(2,245)
Other Income	(674)
Operating Profit	74,205	77,659	3,291	4,890	11,111
Adjusted Measures*	5,404	73	4,951	149	—
Adjusted Operating Profit	79,609	77,732	8,242	5,039	11,111
Adjusted Operating Margin	12.3%	19.5%	6.3%	7.4%	23.8%
Adjusted Other Expense	155	—	—	—	—
Depreciation & Amortization	13,416	5,098	3,950	1,638	1,492
Stock Compensation Expense	6,358	877	449	188	118
Adjusted EBITDA	$99,228	$83,707	$12,641	$6,865	$12,721

Adjusted EBITDA Margin	15.4%	21.0%	9.7%	10.0%	27.3%

Cash Flow - Operating Activities	89,653
Purchase of PPE, Net	(8,707)
Free Cash Flow	80,946
Free Cash Flow - % of Adjusted Net Sales	12.5%

*Adjusted Measures details are presented on the corresponding Reconciliation of Adjusted Financial Measures

GIBRALTAR INDUSTRIES, INC.
Reconciliation of Adjusted Financial Measures
(in thousands)
(unaudited)

Six Months Ended June 30, 2023
	Consolidated	Residential	Renewables	Agtech	Infrastructure

Adjusted Net Sales*	$648,871	$407,729	$130,633	$67,601	$42,908

Net Income	51,822
Provision for Income Taxes	18,732
Interest Expense	2,799
Other Income	(906)
Operating Profit	72,447	73,468	8,177	1,213	8,542
Adjusted Measures*	7,999	114	2,206	5,611	—
Adjusted Operating Profit	80,446	73,582	10,383	6,824	8,542
Adjusted Operating Margin	12.4%	18.0%	7.9%	10.1%	19.9%
Adjusted Other Income**	(22)	—	—	—	—
Depreciation & Amortization**	13,665	4,956	4,390	1,907	1,566
Less: Japan Depreciation & Amortization	(383)	—	(383)	—	—
Adjusted Depreciation & Amortization	13,282	4,956	4,007	1,907	1,566
Stock Compensation Expense	5,056	607	447	334	103
Adjusted EBITDA Recast**	$98,806	$79,145	$14,837	$9,065	$10,211

Adjusted EBITDA Margin Recast**	15.2%	19.4%	11.4%	13.4%	23.8%

Adjusted EBITDA Previously Reported	$99,998	$79,145	$16,128	$9,065	$10,211
Adjusted EBITDA Margin Previously Reported	15.3%	19.4%	11.8%	13.4%	23.8%

Cash Flow - Operating Activities	114,094
Purchase of PPE, Net	(5,284)
Free Cash Flow	108,810
Free Cash Flow - % of Adjusted Net Sales	16.6%

*Details of recast amounts for the sale of the Japan based solar racking business within the Renewables segment are presented on corresponding Reconciliation of Adjusted Financial Measures
**Recast to exclude sale of Japan based solar racking business within the Renewables segment

GIBRALTAR INDUSTRIES, INC.
Reconciliation of Adjusted Financial Measures
(in thousands)
(unaudited)

Twelve Month Ended December 31, 2023
	Consolidated	Residential	Renewables	Agtech	Infrastructure

Adjusted Net Sales*	$1,361,953	$814,803	$319,014	$140,908	$87,228

Net Income	110,533
Provision for Income Taxes	38,459
Interest Expense	3,002
Other Income	(1,265)
Operating Profit	150,729	143,068	30,160	(928)	18,529
Adjusted Measures*	22,345	4,823	9,110	8,074	—
Adjusted Operating Profit	173,074	147,891	39,270	7,146	18,529
Adjusted Operating Margin	12.7%	18.2%	12.3%	5.1%	21.2%
Adjusted Other Expense**	228	—	—	—	—
Depreciation & Amortization**	27,378	10,079	8,670	3,790	3,137
Less: Japan Depreciation & Amortization	(676)	—	(676)	—	—
Adjusted Depreciation & Amortization	26,702	10,079	7,994	3,790	3,137
Stock Compensation Expense	9,750	1,633	881	197	289
Adjusted EBITDA Recast**	$209,298	$159,603	$48,145	$11,133	$21,955

Adjusted EBITDA Margin Recast**	15.4%	19.6%	15.1%	7.9%	25.2%

Adjusted EBITDA Previously Reported	$211,043	$159,603	$50,073	$11,133	$21,955
Adjusted EBITDA Margin Previously Reported	15.4%	19.6%	15.1%	7.9%	25.2%

Cash Flow - Operating Activities	218,476
Purchase of PPE, Net	(13,906)
Free Cash Flow	204,570
Free Cash Flow - % of Adjusted Net Sales	14.9%

*Details of recast amounts for the sale of the Japan based solar racking business within the Renewables segment are presented on corresponding Reconciliation of Adjusted Financial Measures
**Recast to exclude sale of Japan based solar racking business within the Renewables segment